SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

_____________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 17, 2025

_____________________

COEPTIS THERAPEUTICS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39669	98-1465952
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

105 Bradford Rd, Suite 420 Wexford, Pennsylvania		15090
(Address of principal executive offices)		(Zip Code)

724-934-6467

(Registrant’s telephone number, including area code)

____________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	COEP	Nasdaq Capital Market
Warrants, each whole warrant exercisable for one-half of one share of Common Stock for $11.50 per whole share	COEPW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 17, 2025, Coeptis Therapeutics Holdings, Inc. (Nasdaq: COEP) (the “Company”) the Company entered into convertible promissory note with YA II PN, LTD, a Cayman Islands exempt limited partnership (“Yorkville”), in the original principal amount of $1,100,000. Interest shall accrue on the outstanding balance of the note at an annual rate equal to 8%, subject to an increase to 18% upon an event of default as described in the Yorkville note. The maturity date of the note is December 31, 2025. Yorkville may convert the note into shares of Common Stock at any time at a conversion price equal to the lower of (i) $20.00 (the “Fixed Price”) or (ii) a price per share equal to 95% of the lowest daily VWAP during the 5 consecutive trading days immediately prior to the conversion date of the note (the “Variable Price”), but which Variable Price shall not be lower than a floor price of $1.00 per share (the “Floor Price”).

If an Amortization Event occurs, then the Company shall make monthly payments beginning on the later of the 7th Trading Day after the Amortization Event Date, and any the date that is six months from the Issuance Date, and continuing on the same day of each successive calendar month until the entire outstanding principal amount shall have been repaid. Each monthly payment shall be in an amount equal to the sum of (i) $250,000 of principal in the aggregate among this Note (or the outstanding principal if less than such amount) (the “Amortization Principal Amount”), plus (ii) a payment premium equal to 5% in respect of such Amortization Principal amount. The obligation of the Company to make monthly prepayments shall cease (with respect to any payment that has not yet come due) if any time after an Amortization Event (a) if the Amortization Event is due to the Floor Price, the daily VWAP is greater than the 110% of the Floor Price for a period of seven consecutive trading days, and (b) if the Amortization Event is due to the Exchange Cap, the date the Company has obtained stockholder approval to increase the number of Common Shares under the Exchange Cap and/ or the Exchange Cap no longer applies, in either case unless a subsequent Amortization Event occurs

Additionally, the Company, at its option, shall have the right, but not the obligation, to redeem early a portion or all amounts outstanding under the note at a redemption amount equal to the outstanding principal balance being repaid or redeemed, plus a 5% prepayment premium, plus all accrued and unpaid interest; provided that (i) the Company provides Yorkville with no less than ten trading days’ prior written notice thereof and (ii) on the date such notice is issued, the VWAP of the Common Stock is less than the Fixed Price.

An “Amortization Event” will occur under the terms of the Promissory Note if (i) the daily VWAP is less than the Floor Price for five trading days during a period of seven consecutive trading days, or (ii) the Company has issued has issued to Yorkville, pursuant to the transactions contemplated in the note and any integrated transactions, in excess of 99% of the Common Shares available under the Exchange Cap.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any shares of common stock, nor shall there be any sale of shares of common stock in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

The foregoing description of the note is not complete and is qualified in its entirety by reference to the note which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

2

Item 3.02	Unregistered Sale of Equity Securities.

On January 23, 2025, the Company completed its closing issuances to accredited investors (collectively, the “Series A Investors”) of shares of the Company’s series A preferred stock (the “Series A Preferred Stock”), at a purchase price of $1,000 per share, bringing the total funds raised in connection with its Series A Preferred Stock to approximately $10 million. As previously disclosed, board member Christopher Calise, including through CJC Investment Trust, an entity controlled by Mr. Calise, invested in the offering of the Series A Preferred Stock. The Series A Investors also received in the aggregate a 13.91% non-voting equity ownership interest in two of the Company’s recently formed subsidiaries, SNAP Biosciences Inc. and GEAR Therapeutics Inc. The key terms of the Series A Preferred Stock were previously disclosed in the Company’s current report on Form 8-K that was filed with the SEC on June 20, 2024.

Important Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Securities Act and the Exchange Act. Statements that are not historical facts, including statements about the pending transactions and matters described above, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the promissory note and the transactions contemplated thereunder, including the anticipated benefits of the proposed transactions, expected use of proceeds, anticipated future financial and operating performance and results, including estimates for growth, and the expected timing of the transactions. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of Convertible Promissory Note issued to YA II PN, Ltd.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coeptis Therapeutics Holdings, Inc.

Date: January 24, 2025	By:	/s/ David Mehalick
David Mehalick Chief Executive Officer

4